                                             EX 10.79.7

                       GUARANTY


             This Guaranty is made as of the 7th day of January, 1998, by Thilo Best, Erwin Investors
        I, L.L.C., a Washington limited liability company, and Craig Spaulding (each individually a "Guarantor," and collectively "Guarantors"), to and for the benefit of Emeritus Corporation, a Washington corporation, and its successors, participants, and assigns ("Emeritus").

                       RECITALS:

             A. Contemporaneously with the execution
        hereof, Aurora Bay Investments, L.L.C., a
        Washington limited liability company ("Aurora
        Bay"), has entered into a Credit Agreement dated as of January 7,1998 between Aurora Bay and Emeritus (the "Credit Agreement"), establishing a $5 million credit facility in favor of Aurora Bay, and in connection therewith executed and delivered to Emeritus a Convertible Promissory Note (the "Note").

              B. Each of the Guarantors is a member of Aurora Bay and will financially benefit from Emeritus' extension of credit to Aurora Bay.

              C. Each of the Guarantors is willing to
         execute this nonrecourse guaranty in favor of Emeritus and to pledge such Guarantor's equity interest in Aurora Bay to secure repayment of all amounts due and payable to Emeritus under the Note and the Credit Agreement.

              NOW, THEREFORE, in order to induce
         Emeritus to extend credit to Aurora Bay, Guarantor agrees as follows:

                  ARTICLE I. GUARANTY

              Guarantor jointly, severally,
         unconditionally, absolutely, and irrevocably guarantees all past, present, and future indebtedness of Aurora Bay to Emeritus, including but not limited to (a) the due and punctual payment of the principal and interest of the Note and all money due or that may become due thereunder, whether according to the present terms of the Note or at any earlier or accelerated date or dates as provided therein, pursuant to any extension of time, or pursuant to any amendment, modification, or replacement of the Note hereafter made or granted and (b) the due and punctual payment of all money due or that may become due under the Credit Agreement, whether according to the present terms of the Credit
         Agreement or at any earlier or accelerated date or dates as provided therein, pursuant to any extension of time, or pursuant to an amendment, modification, or replacement of the Credit Agreement hereafter made or granted
         (collectively, "Obligations"). Guarantor acknowledges and agrees that Guarantor's liability hereunder is cumulative with the liability of Guarantor under all other unterminated guaranties of Guarantor.

ARTICLE II. WAIVERS BY GUARANTOR AND RIGHTS OF EMERITUS

          Guarantor intends that it shall remain
     unconditionally liable for payment of. all the Obligations regardless of any act or omission which might otherwise operate as a legal or equitable defense to discharge Aurora Bay, Guarantor, or any other guarantor in whole or part. Therefore, Guarantor hereby waives any defense Guarantor may have to the enforceability of its obligations hereunder by virtue of any of the following and Emeritus may do any of the following things as many times as Emeritus wishes, without Guarantor's permission and without notifying Guarantor, and this will not affect Guarantor's promise to pay Emeritus the amount of the Obligations:

               (a) Emeritus does not have to notify
     Guarantor of Emeritus' acceptance of this Guaranty;

               (b) Emeritus does not have to notify
     Guarantor when Emeritus, extends credit to Aurora
     Bay, or pays the obligations of Aurora Bay;

                (c) Emeritus does not have to notify
     Guarantor of (i) Aurora Bay's failure to pay
     Aurora Bay's obligations when due or (ii) Aurora
     Bay's failure to perform any other obligation under the Note or the Credit Agreement;


               (d) Emeritus may extend, renew,
     accelerate, or otherwise change the time for payment of any of Aurora Bay's obligations to Emeritus,

               (e) Emeritus may make any other changes
     in the terms of the Note or the Credit Agreement;

               (f) Emeritus may release Aurora Bay, any other guarantor, or anyone else against whom Emeritus may have the right to collect amounts that may become due under the Note or the Credit
     Agreement;

               (g) Emeritus may apply collateral and
     direct the order or manner of sale thereof as Emeritus in its discretion may determine;

               (h) Emeritus may apply any money or
     collateral received from or on behalf of the Aurora Bay to the repayment of any indebtedness due to Emeritus in any order Emeritus determines;

               (i) Emeritus may release, surrender;
     substitute, take additional, or exchange, any collateral Emeritus now holds or may later acquire as security for Aurora Bay's indebtedness to Emeritus or Guarantor's obligations hereunder;

               (j) Emeritus may forbear from pursuing
     Aurora Bay or from foreclosing or otherwise realizing upon any security interest, letter of credit, or other

               (k) Emeritus may impair any and all
     collateral given, now or thereafter, to secure
     Aurora Bay's performance of its Obligations
     (collectively, the "Collateral") or Guarantor's obligations hereunder by its acts or omissions, including but not limited to failing to perfect a security interest in any Collateral;

               (l) Guarantor hereby waives any defense
     arising out of the absence, impairment, or loss of
     (i) any or all rights of recourse, reimbursement, contribution, or subrogation or (ii) any other right or remedy of Guarantor against Aurora Bay or any other party or Collateral to collect amounts that Guarantor is obligated to pay under this Guaranty;.

               (m) Guarantor hereby waives any defense
     arising (i) by reason of any invalidity, ineffectiveness, or unenforceability of all or any portion of the Note or the

     Credit Agreement or (ii) on the basis of any other defense available to Aurora Bay (other than full payment in cash);

               (n) Guarantor waives diligence, demand
     for performance, notice of nonperformance, presentment, protest, notice of dishonor, and indulgences and notices of every other kind;.

               (o) Guarantor agrees that Emeritus may
     in its sole discretion proceed against all or any portion of the Collateral by way of either judicial or nonjudicial foreclosure.

      ARTICLE III. EMERITUS' RIGHT NOT TO PROCEED
  AGAINST AURORA BAY, OTHER GUARANTORS OR COLLATERAL

          If an Event of Default occurs under the Note or the Credit Agreement, Emeritus may enforce this guaranty against Guarantor (a)without attempting to collect or without exhausting Emeritus' efforts to collect from Aurora Bay, any other guarantor, or anyone else who is liable for the Obligations or (b) without attempting to enforce Emeritus' rights in any Collateral. Without limiting the foregoing, Emeritus may sue on the Note or the Credit Agreement or may take any other action authorized by law. In each case, Emeritus shall have the right to exercise its remedies in whatever order it elects and may join Guarantor in any suit on the Note or the Credit Agreement or can proceed against Guarantor in a separate proceeding. In case of suit, sale, or foreclosure, only the net proceeds therefrom, after deducting all charges and expenses of any kind and nature whatsoever, shall be applied to the reduction of the amount due on the Note or the Credit
     Agreement, and Emeritus shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment under or enforcement of this Guaranty. At any sale of the Collateral, Emeritus may at its discretion purchase all or any part of the Collateral and may apply against the amount bid therefor all or any portion of the balance due it pursuant to the terms of the Note or the Credit Agreement.
     Guarantor hereby waives the right to object to the amount that may be bid by Emeritus at such foreclosure sale.

    ARTICLE IV. BANKRUPTCY AND ASSIGNMENT OF RIGHTS

          Guarantor agrees that its obligation to make payment under the terms of this Guaranty shall not be impaired, modified, changed, released, or limited in any manner by any impairment, modification, change, release, defense, or limitation of the liability of Aurora Bay or of a receiver, trustee, debtor-in-possession, or estate under any bankruptcy or receivership proceeding.
     If any payment made by Aurora Bay is reclaimed in a bankruptcy or receivership proceeding, Guarantor shall pay to Emeritus the dollar amount of the amount reclaimed. Guarantor further assigns to Emeritus all rights Guarantor may have in any proceeding under the U. S. Bankruptcy Code or any receivership or insolvency proceeding until all Indebtedness of Aurora Bay to Emeritus has been paid in full. This assignment includes all rights of Guarantor to be paid by Aurora Bay even if those rights have nothing to do with this Guaranty. This assignment does not prevent
     Emeritus from enforcing Guarantor's obligations under this Guaranty in any way.

ARTICLE V. GUARANTOR'S DUTY TO KEEP INFORMED OF AURORA
                         BAY'S
     AND THE OTHER GUARANTOR'S FINANCIAL CONDITION

          Guarantor is now adequately informed of
     Aurora Bay's financial condition, and Guarantor agrees to keep so informed. Emeritus need not provide Guarantor with any present or future information concerning the financial condition of Aurora Bay or any other guarantor, and changes in Aurora Bay's or Guarantor's financial condition shall not affect Guarantor's obligations under this Guaranty. Guarantor has not relied on financial information furnished by Emeritus, nor will Guarantor do so in the future.

ARTICLE VI. REPRESENTATIONS AND WARRANTIES OF GUARANTOR

     Guarantor represents and warrants to Emeritus as follows:

               (a) The execution, delivery, and
     performance by Guarantor of this Guaranty do not and will not (i) conflict with or contravene any law, rule, regulation, judgment, order, or decree of any government, governmental instrumentality, or court having jurisdiction over Guarantor or Guarantor's activities or properties, (ii) conflict with, or result in any default under, any agreement or instrument of any kind to which Guarantor is a party or by which Guarantor or any of Guarantor's properties may be bound or affected, or (iii) require the consent, approval, order, or authorization of, or registration with, or the giving of notice to any United States or other governmental authority or any person or entity;

               (b) This Guaranty constitutes a legal,
     valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms;

               (c) There is no action, litigation, or
     other proceeding pending or to Guarantor's knowledge threatened against Guarantor before any court; arbitrator, or administrative agency that may have a material adverse effect on the assets or the business or financial condition of Guarantor or that would prevent, hinder, or jeopardize the performance by Guarantor of Guarantor's obligations under this Guaranty;

               (d) Guarantor is fully familiar with all the covenants, terms, and conditions of the Note or the Credit Agreement; and

               (e) Guarantor is not party to any
     contract, agreement, indenture, or instrument or subject to any restriction individually or in the aggregate would have a material adverse effect on guarantor's financial condition or business or that would in any way jeopardize the ability of Guarantor to perform under this Guaranty.

 ARTICLE VII. SUBORDINATION OF INDEBTEDNESS OF AURORA
                        BAY TO
                       GUARANTOR

          Any Indebtedness of Aurora Bay now or
     hereafter held by Guarantor is hereby subordinated to the indebtedness of Aurora Bay to Emeritus, and such indebtedness of Aurora Bay to Guarantor, if Emeritus so requests and if there exists an event of default under this Guaranty and/or under the Credit Agreement, shall be collected, enforced, and received by Guarantor as trustee for Emeritus and be paid over to Emeritus on account of the indebtedness of Aurora Bay to Emeritus, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

     ARTICLE VIII. WAIVER OF RIGHT OF SUBROGATION

          Guarantor agrees that Guarantor shall not have, and hereby expressly waives, any claim, right, or remedy that Guarantor may now have or hereafter acquire against. Aurora Bay including, without limitation, any claim, remedy; or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, right, or remedy that Emeritus has or may hereafter have against Aurora Bay or any Collateral that Emeritus now has or hereafter acquires, whether or not such claim, right,. or remedy arises in equity, under contract, by statute, under common law, or otherwise. Guarantor hereby acknowledges and agrees that this waiver is intended to benefit Aurora Bay and Emeritus and shall not limit or otherwise affect Guarantor's liability under this Guaranty. Notwithstanding the foregoing, Guarantor shall not be obliged to waive such rights of subrogation, as long as they are in all respects subordinate to any and a11 rights
     Emeritus may have or acquire against Aurora Bay, and no payments may be made by Aurora Bay to Guarantor with respect to such subrogation rights, until any and a11 amounts owed by Aurora Bay to Emeritus have been paid in full.

     ARTICLE IX. PAYMENT OF OBLIGATIONS; EFFECT OF
                      BANKRUPTCY

          This Guaranty shall terminate upon payment in
     full   of  the  Obligations  and  termination   of
     Emeritus'  commitment to make advances  of  credit
     and to lend funds to Aurora Bay; but this Guaranty
     shall  be automatically reinstated if. any payment
     is  reclaimed  in  a  bankruptcy  or  receivership
     proceeding,  until  Guarantor  pays  Emeritus  the
     amount  reclaimed or the amount is otherwise  paid
     to   Emeritus  and  is  not  subject  to   further
     reclamation.

        ARTICLE X. EVENTS OF DEFAULT; REMEDIES

     10.1 EVENTS OF DEFAULT

          "Event of Default," whenever used herein, means any one of the following events (whatever the reason for the Event of Default, whether it shall relate to one or more of the parties hereto, and whether it shall be voluntary or involuntary or be pursuant to or effected by operation of Applicable Law):

               (a) If there shall occur an Event of
     Default under the Note or the Credit Agreement; or

               (b) If Guarantor fails to observe or
     perform any term, covenant, or agreement to be performed or observed pursuant to this Guaranty.

     10.2 REMEDIES

               (a) Upon the occurrence of any Event of
     Default hereunder, the Obligations shall then or at any time thereafter, at the option of Emeritus become immediately due and payable without notice or demand, and Emeritus shall have an immediate right to pursue the remedies provided herein.

               (b) If an Event of Default occurs
     hereunder, Emeritus shall have all remedies provided by law. Guarantor hereby waives any notice of the occurrence of any Event of Default hereunder.

            ARTICLE XI. GENERAL PROVISIONS

     11.1 BENEFITS OF AGREEMENT

          Guarantor agrees that (a) this Guaranty shall inure to the benefit of and may be enforced by Emeritus and any subsequent holder of any of the Note or the Credit Agreement and (b) this Guaranty shall be binding upon and enforceable against Guarantor and its successors and assigns.

     11.2 NO ASSIGNMENT

          Guarantor agrees that no assignment of
     Guarantor's obligations under this Guaranty may be made to any person or entity without the prior written consent of Emeritus.

     11.3 RULES OF CONSTRUCTION

          Unless some other meaning and intent is
     apparent from the context, the plural shall include the singular and vice versa, and masculine, feminine, and neuter words shall be used interchangeably.

     11.4 GOVERNING LAW

          This Guaranty shall be construed according to the laws of the state of Washington, without giving effect to its principles of conflicts of law.

     11.5 ENTIRE AGREEMENT; MERGER

          This Agreement constitutes the entire
     understanding between Emeritus and Guarantor with respect to the subject matter hereof; no course of prior dealing between the parties, no usage of trade, and no parole or extrinsic evidence of any nature shall be used to supplement or modify any terms; and there are no conditions to the full effectiveness of this Guaranty. All prior, and contemporaneous negotiations, understandings, and agreements between Guarantor and Emeritus with respect to the subject matter hereof are merged in this Guaranty.

     11.6 INVALID PROVISIONS

          If any provision of this Guaranty is invalid, illegal, or unenforceable, such provision shall be considered severed from the rest of this Guaranty and the remaining provisions shall continue in full force and effect as if the invalid provision had not been included. This Guaranty may be changed, modified, or supplemented only through a writing signed by Guarantor and Emeritus.

     11.7 ATTORNEYS' FEES AND COLLECTION EXPENSES

          If there shall occur any Default or Event of Default, Emeritus shall be entitled to recover from Guarantor, upon demand, any costs and expenses incurred in connection with the preservation of rights under, and enforcement of, this Guaranty and the Note or the Credit Agreement whether or not any lawsuit or arbitration proceeding is commenced, in all such cases including, without limitation, reasonable attorneys' fees and costs (including the allocated fees of internal counsel). Costs and expenses as referred to above shall include, without limitation, a reasonable hourly rate for collection personnel, whether employed in-house or otherwise, overhead costs as reasonably allocated to the collection effort, and all other expenses actually. incurred.
     Reasonable attorneys' fees and costs shall include, without limitation, attorneys' fees and costs incurred in connection with any bankruptcy case or other insolvency proceeding commenced by or against Aurora Bay or any person granting a security interest in any item of Collateral, including all fees incurred in connection with (a) moving for relief from the automatic stay, to convert or dismiss the case or proceeding, or to appoint a trustee or examiner or (b)proposing or opposing confirmation of a plan of reorganization or liquidation, in any case without regard to the identity of the prevailing party.

     11.8 CONSENT TO JURISDICTION AND VENUE

          Guarantor hereby (a) irrevocably submits to the jurisdiction of any state or federal court sitting in Seattle, King County, Washington, in any action or proceeding brought to enforce, or otherwise arising out of or relating to, this Guaranty; (6) irrevocably waives to the fullest extent permitted by law any objection that Guarantor may now or hereafter have to the laying of venue in any such action or proceeding in any such forum; and (c) further irrevocably waives any claim that any such forum is an inconvenient forum. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing herein shall impair the right of Emeritus to bring any action or proceeding against Guarantor in any court of any other jurisdiction.

     11.9 COUNTERPARTS

          This Guaranty can be executed in counterpart originals. This Guaranty shall be binding on each person who signs a counterpart of this Guaranty even if everyone listed in the Guaranty does not agree to the Guaranty.

     11.10 LIMITATIONS ON SCOPE OF GUARANTY

          Anything contained herein to the contrary notwithstanding, any claim based on or in respect of any liability of Guarantor under this Guaranty shall be "nonrecourse' and enforced only against the collateral pledged by such Guarantor to secure the payment and performance of the Obligations and Emeritus shall not seek to procure payment out of any other assets, properties or funds of Guarantor
     (or any legal representative, heir, estate, successor or assign thereof, nor to seek judgment for any sums which are or may be due hereunder, as well as any claim or judgment for any deficiency remaining after exercising its rights against the Collateral pledged by Guarantor.

          THE UNDERSIGNED CLEARLY UNDERSTANDS THAT
     EMERITUS DOES NOT HAVE TO PURSUE AURORA BAY OR
     PURSUE ANY OTHER REMEDIES BEFORE DEMANDING PAYMENT
     FROM GUARANTOR. GUARANTOR FURTHER UNDERSTANDS THAT
     IT WILL HAVE TO PAY AMOUNTS THEN DUE EVEN IF
     AURORA BAY OR ANY OF THE OTHER

  [The balance of the page intentionally left blank.]

     GUARANTORS DO NOT MAKE THE PAYMENTS OR ARE
     RELIEVED OF THE OBLIGATION TO MAKE PAYMENTS.

                         Erwin Investors I, L.L.C., a
                    Washington
                         limited liability company


                         By:  /s/ Jerry Erwin
                                 ----------------------
                    ------------------
                         Jerry Erwin, Manager


                         /s/ Craig W. Spaulding
                              -------------------------
                    ---------------
                         Craig W. Spaulding

                         /s/ Thilo Best
                              -------------------------
                    --------------
                         Thilo Best